UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Stephanie Trell
100 Wall St., 11th Floor

New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2017
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)December 31, 2017

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and Eagle Asset Management Inc. (“Eagle”), I am pleased to share with you the performance highlights for Eagle Growth and Income Opportunities Fund (the “Fund”) for the year ended December 31, 2017.
2017 in Review
The broad U.S. equity market (as measured by the S&P 500 Index(1)) capped off a monumental year, gaining 21.8% for 2017(2), the only year on record in which the market posted a gain in all twelve months. The macroeconomic backdrop was mostly favorable for equities, with a generally improving economic environment; rising business and consumer confidence; and very low market volatility. Crude oil, which began the first half of the year falling nearly 21%, continued creeping higher in the second half of the year (up 42%) with help from declining inventory and uncertainty about additional supply. The U.S. dollar continued to weaken while inflation remains below historical levels.
The overall domestic bond market, as measured by the Bloomberg Barclays U.S. Aggregate Index(3), earned 3.54%(2) in total return during 2017. The yield curve continued its yearlong trend of flattening. While shorter-term rates were fueled primarily by the U.S. Federal Reserve’s (the “Fed”), three interest rate hikes in 2017, longer-term rates indicate the market remains more cautious, especially on inflation. The yield on the 10-year U.S. Treasury note has moved higher over the past few months due to stronger economic data and expectations of tax reform, but the pace has been leisurely and the absolute yield is still basically flat relative to year-end 2016. As such, the two-year/10-year Treasury spread finished the period just shy of its decade-lows set earlier in December. Importantly, the 30-year U.S. Treasury yield finished lower for the year. Meanwhile, corporate credit spreads ended the year on a high note after widening out a bit earlier in the second half of the year and again in November. The market’s focus on tax reform at the end of the year led spreads to a new post-crisis low of 0.93%. Regaining momentum in December, corporate bonds were the top performing sector for the year.
The Fed raised the federal funds target range by 0.25% at the December 12–13 Federal Open Market Committee (“FOMC”) meeting. This increase was the third rate hike in 2017, which matched the Fed’s own forecast it made last year. Going forward, the Fed’s “dot-plot” remains consistent with three rate increases in 2018. The key topics in the Fed’s official post-growth appears solid, household spending is expanding at a moderate pace, and business fixed investment has improved. Policymakers also continued to point out that inflation is running below their 2% target and that it’s expected to remain below 2% in the near-term. However, Fed officials did make noticeable updates to their economic growth and unemployment forecast. Growth was upgraded for each year in the forecast period — most notably to 2.5% from 2.1% for 2018 — and the unemployment rate was lowered to below 4% in both 2018 and 2019.
Eagle Growth and Income Opportunities Fund Performance
As of December 31, 2017, the Fund had total investments in securities recorded at fair value of $190.3 million and net assets of  $141.1 million. The Fund’s Net Asset Value (“NAV”) per share increased from $18.97 at December 31, 2016 to $19.65 at December 31, 2017.
The Fund was invested in 201 securities (excluding its investment in a short-term money market fund) at year end, across 46 industries. The top 10 holdings (excluding short term investments) covered 26.9% of the Fund’s total investments at fair value, and the top 5 industries covered 49.5%. The Fund’s total investments were invested across 7 asset classes (plus a small allocation of 0.23% to a money market fund) as of December 31, 2017, with the top three allocations (as a percentage of total investments held at fair value) to: common stock at 51.1%, preferred stock at 18.9%, and corporate bonds at 13.2%. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnership, mortgage backed securities and municipal bonds.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (continued)December 31, 2017

The Fund’s borrowings as of December 31, 2017 were $50.0 million, up from $45.0 million as of December 31, 2016. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) increased to 26.2% at year end, compared to 24.8% at the end of the prior year. Over the twelve-month period, leverage as a percentage of Managed Assets averaged 24.5%.
The Fund earned $8.8 million in investment income for fiscal year 2017, up 3.5% from fiscal year 2016. The year over year increase was primarily the result of a one-time special dividend on one of the portfolio’s common stocks. During 2017, the Fund earned $7.3 million in dividend income (82.9% of total investment income), of which $4.3 million was generated from its common stock holdings, $2.1 million was generated from its preferred stock holdings, and $0.9 million was generated from its exchange-traded funds. The remaining $1.5 million (17.1% of the total investment income) was interest earned on the Fund’s portfolio of fixed income instruments.
Total Fund expenses were $4.0 million for fiscal year 2017, an increase of $426k (or 11.8%) over 2016. Increases in the Fund’s cost of borrowings contributed $239k of additional interest expense in 2017. The Fund’s all-in cost of borrowing at December 31, 2017 was 2.52%, up from 1.80% at December 31, 2016. Over the twelve-months ended December 31, 2017, the average cost of borrowing was 2.04%. The increase in borrowing costs was driven by the increase in 1-month US LIBOR, from 0.77% as of December 31, 2016 to 1.56% as of December 31, 2017(2). Additionally, the Fund amended its credit facility in July 2017 to extend the maturity for an additional three years, and the spread over LIBOR was increased from 80 bps to 95 bps. The Fund also had an increase in its advisory fees of  $57k due to increased managed assets during the year, as well as an increase in its professional fees of  $60k.
Net of Fund expenses, the Fund generated $4.8 million in net investment income, down 2.5% from the prior year.
During the twelve-month period ended December 31, 2017, the Fund continued its written index call option activity, and wrote and purchased single stock put options on a limited basis. With historically low market volatility, the activity was limited relative to 2016. Strong market performance for equities negatively impacted the Fund’s options, and the Fund recognized net losses on all option activity of approximately $152,000. In November 2017, the Fund suspended all option activity. As of December 31, 2017, the Fund did not have any written or purchased option contract outstanding.
The Fund paid a monthly distribution of  $0.083/share through October 2017. In November 2017, the Fund reduced its monthly distribution to $0.073/share, which was maintained through the end of the year.
For the twelve months ended December 31, 2017, the Fund had returns of 8.88% and 8.32% on a NAV and market price basis, respectively, while the S&P 500 returned 21.82%(2) and the Bloomberg Barclays U.S. Aggregate Index returned 3.54%(2) over the same period. Since inception through December 31, 2017, annualized, the Fund had returns of 6.93% and -1.10% on a NAV and market price basis, respectively, compared to a return on the S&P 500 of 11.85%(2) and on the Bloomberg Barclays U.S. Aggregate Index of 2.72%(2). During the twelve-month period ended December 31, 2017, the Fund traded at an average discount to NAV of  -13.5%.
In November 2017, the Fund announced certain changes to the Fund’s investment strategy to allow for more flexibility to effectively manage the Fund’s assets, consistent with the Fund’s investment objective, in the current market environment. These changes include increasing the maximum portion of the Fund’s portfolio that may be invested in equity securities to 85% of its Managed Assets, decreasing the minimum portion of the Fund’s portfolio that may be invested in debt securities to 15% of Managed Assets, and increasing the maximum portion of the Fund’s portfolio that may be invested in preferred equity securities to 40% of Managed Assets. Additionally, the amount of leverage the Fund may use for investment purposes was increased from 25% to 33 1/3%, the maximum permitted by the 1940 Act.
2   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded)December 31, 2017

On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Eagle Growth and Income Opportunities Fund.
Sincerely,
Steven A. Baffico
President, Eagle Growth and Income Opportunities Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC and Eagle Asset Management Inc. as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and Eagle are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Source: Bloomberg.
(3)
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark index that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-thrus), asset-backed securities and commercial mortgage backed securities (agency and non-agency). It is not possible to invest directly in an index.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   3

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)December 31, 2017

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
iShares iBoxx $ High Yield Corporate Bond, ETF	4.32%
SPDR Bloomberg Barclays High Yield Bond, ETF	4.31%
Regal Entertainment Group, Class A, Common Stock	3.14%
AT&T, Inc., Common Stock	2.36%
Cisco Systems, Inc., Common Stock	2.30%
Altria Group, Inc., Common Stock	2.20%
Seagate Technology PLC, Common Stock	2.09%
Verizon Communications, Inc., Common Stock	2.07%
Wells Fargo & Co., Series L, Preferred Stock	2.06%
Bank of Montreal, Common Stock	2.05%
EGIF Total Return
	6 Month	1 Year	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	3.07%	8.88%	6.93%
Market Price	(0.94%)	8.32%	(1.10%)
S&P 500(3)	11.41%	21.82%	11.85%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.24%	3.54%	2.72%
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(4)(5)
Banks	15.66%
Real Estate Investment Trusts (REITs)	9.16%
Oil, Gas & Consumable Fuels	9.11%
Debt Fund	8.65%
Telecommunications	6.91%
Agriculture	4.63%
Electric Utilities	4.33%
Media	4.17%
Pharmaceuticals	3.96%
Capital Markets	3.69%
Multi-Utilities	3.28%
Commercial MBS	2.55%
Insurance	2.42%
Technology Hardware, Storage & Peripherals	2.34%
Communications Equipment	2.30%
Automobiles	2.04%
Household Durables	1.71%
Industrial Conglomerates	1.66%
Chemicals	1.59%
Transportation Infrastructure	1.27%
Healthcare - Services	1.09%
Retail	1.00%
Consumer Finance	0.85%
Municipal Bonds	0.77%
Food Products	0.65%
Other(6)	4.21%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
Bloomberg

(4)
As a percentage of fair value of investments, excluding short term investments.

(5)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(6)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of December 31, 2017. Current information may differ from that shown.

4   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡December 31, 2017

Investments	Shares	Value
COMMON STOCKS – 68.9% (51.1% of Total Investments)
Agriculture – 5.7%
Altria Group, Inc.	58,520	$4,178,913
Philip Morris International, Inc.	36,652	3,872,284
Total Agriculture		8,051,197
Automobiles – 2.5%
Ford Motor Co.	284,978	3,559,375
Banks – 5.4%
Bank of Montreal (Canada)	48,719	3,898,494
Canadian Imperial Bank of Commerce (Canada)	38,595	3,759,539
Total Banks		7,658,033
Chemicals – 1.8%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	2,506,139
Communications Equipment – 3.1%
Cisco Systems, Inc.	114,094	4,369,800
Electric Utilities – 4.6%
PPL Corp.	99,721	3,086,365
Southern Co. (The)	70,537	3,392,124
Total Electric Utilities		6,478,489
Household Durables – 2.3%
Tupperware Brands Corp.	51,709	3,242,154
Industrial Conglomerates – 2.2%
General Electric Co.	180,484	3,149,446
Media – 4.3%
Regal Entertainment Group, Class A	259,945	5,981,335
Multi-Utilities – 4.4%
CenterPoint Energy, Inc.	118,271	3,354,165
National Grid PLC, ADR (United Kingdom)	48,717	2,865,047
Total Multi-Utilities		6,219,212
Oil, Gas & Consumable Fuels – 4.3%
Occidental Petroleum Corp.	39,910	2,939,771
TOTAL SA, ADR (France)	57,314	3,168,318
Total Oil, Gas & Consumable Fuels		6,108,089
Pharmaceuticals – 4.5%
Merck & Co., Inc.	45,668	2,569,739
Pfizer, Inc.	103,169	3,736,781
Total Pharmaceuticals		6,306,520
Real Estate Investment Trusts (REITs) – 10.7%
Crown Castle International Corp.	27,655	3,069,982
Digital Realty Trust, Inc.	25,723	2,929,850
EPR Properties	52,433	3,432,264
Highwoods Properties, Inc.	52,894	2,692,833
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.	146,703	$2,912,055
Total Real Estate Investment Trusts (REITs)		15,036,984
Technology Hardware, Storage & Peripherals – 2.8%
Seagate Technology PLC (Ireland)	95,135	3,980,448
Telecommunications – 8.6%
AT&T, Inc.	115,747	4,500,243
CenturyLink, Inc.	222,694	3,714,536
Verizon Communications, Inc.	74,509	3,943,762
Total Telecommunications		12,158,541
Transportation Infrastructure – 1.7%
Macquarie Infrastructure Corp.	37,500	2,407,500
Total Common Stocks (Cost $93,662,352)		97,213,262
PREFERRED STOCKS – 25.5% (18.9% of Total Investments)
Banks – 15.5%
Bank of America Corp., Series W, 6.63%	20,000	543,000
Bank of America Corp., Series Y, 6.50%	40,000	1,080,800
BB&T Corp., Series E, 5.63%	40,000	1,010,400
BOK Financial Corp., 5.38%	30,000	768,900
Citigroup, Inc., Series J, 7.13%	20,000	577,000
Citigroup, Inc., Series K, 6.88%	40,000	1,141,200
Fifth Third Bancorp, Series I, 6.63%	40,000	1,140,000
First Horizon National Corp., Series A, 6.20%	40,000	1,008,000
Huntington Bancshares, Inc. Series D, 6.25%	20,000	562,800
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,066,000
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,078,800
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	566,000
Regions Financial Corp., Series A, 6.38%	20,000	506,800
Regions Financial Corp., Series B, 6.38%	40,000	1,137,200
SunTrust Banks, Inc., Series E, 5.88%	40,000	1,009,200
US Bancorp, Series F, 6.50%	50,000	1,411,000
Wells Fargo & Co., 6.63%	80,000	2,289,600
Wells Fargo & Co., Series L, 7.50%	3,000	3,929,970
Wells Fargo & Co., Series Q, 5.85%	40,000	1,080,000
Total Banks		21,906,670
Capital Markets – 5.0%
Apollo Global Management LLC, 6.63%	60,000	1,577,400
Bank of New York Mellon Corp. (The), 5.20%	20,000	502,800
Charles Schwab Corp. (The), Series C, 6.00%	20,000	537,600
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,142,400
Morgan Stanley, Series I, 6.38%	60,000	1,671,000
Northern Trust Corp., Series C, 5.85%	20,000	525,200
See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
State Street Corp., Series E, 6.00%	40,000	$1,058,400
Total Capital Markets		7,014,800
Consumer Finance – 1.1%
Capital One Financial Corp., Series D, 6.70%	60,000	1,609,200
Electric Utilities – 0.4%
Southern Co. (The), 6.25%	20,000	539,800
Insurance – 2.1%
Allstate Corp. (The), Series E, 6.63%	60,000	1,575,000
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	585,200
WR Berkley Corp., 5.75%	30,000	777,900
Total Insurance		2,938,100
Real Estate Investment Trusts (REITs) – 1.4%
EPR Properties, Series G, 5.75%	40,000	1,001,200
Public Storage, Series D, 4.95%	40,000	1,000,800
Total Real Estate Investment Trusts (REITs)		2,002,000
Total Preferred Stocks (Cost $34,689,647)		36,010,570
MASTER LIMITED PARTNERSHIPS – 6.3% (4.6% of Total Investments)
Oil, Gas & Consumable Fuels – 6.3%
Energy Transfer Partners LP	194,260	3,481,139
Enterprise Products Partners LP	102,107	2,706,857
Plains All American Pipeline LP	127,830	2,638,411
Total Master Limited Partnerships (Cost $10,747,837)		8,826,407
EXCHANGE-TRADED FUNDS – 11.7% (8.6% of Total Investments)
Debt Funds – 11.7%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	94,230	8,222,510
SPDR Bloomberg Barclays High Yield Bond ETF(a)	223,420	8,203,982
Total Exchange-Traded Funds (Cost $16,942,093)		16,426,492
	Principal
CORPORATE BONDS – 17.8% (13.2% of Total Investments)
Advertising – 0.1%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$150,000	172,670
Aerospace & Defense – 0.2%
Harris Corp., 4.85%, 04/27/35	300,000	336,412

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
CORPORATE BONDS – 17.8% (13.2% of Total Investments)
Agriculture – 0.5%
Altria Group, Inc., 9.95%, 11/10/38	$100,000	$172,895
Altria Group, Inc., 10.20%, 02/06/39	100,000	176,766
Reynolds American, Inc., 8.13%, 05/01/40	150,000	225,391
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	174,797
Total Agriculture		749,849
Auto Parts & Equipment – 0.2%
Johnson Controls International PLC (Ireland), 4.63%, 07/02/44	300,000	332,204
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	150,000	152,954
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	154,211
Total Automobiles		307,165
Banks – 0.1%
HSBC Holdings PLC (United Kingdom), 6.80%, 06/01/38	125,000	171,436
Beverages – 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/48	202,000	221,367
Biotechnology – 0.5%
Amgen, Inc., 5.15%, 11/15/41	150,000	180,420
Celgene Corp., 5.00%, 08/15/45	300,000	341,652
Gilead Sciences, Inc., 5.65%, 12/01/41	150,000	191,211
Total Biotechnology		713,283
Chemicals – 0.4%
Dow Chemical Co. (The), 5.25%, 11/15/41	150,000	174,550
LYB International Finance BV (Netherlands), 4.88%, 03/15/44	300,000	335,907
Total Chemicals		510,457
Commercial Services – 0.5%
ERAC USA Finance LLC, 5.63%, 03/15/42(b)	300,000	356,552
S&P Global, Inc., 6.55%, 11/15/37	150,000	200,656
Verisk Analytics, Inc., 5.50%, 06/15/45	150,000	174,384
Total Commercial Services		731,592
Diversified Financial Services – 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	150,000	155,437
Electric Utilities – 0.9%
Dominion Energy, Inc., 7.00%, 06/15/38	150,000	206,582
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	327,231
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	198,306
Progress Energy, Inc., 6.00%, 12/01/39	150,000	195,329
Southern Power Co., 5.15%, 09/15/41	250,000	281,043
Total Electric Utilities		1,208,491

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Electronics – 0.2%
Corning, Inc., 4.75%, 03/15/42	$150,000	$167,549
Keysight Technologies, Inc., 4.55%, 10/30/24	150,000	159,110
Total Electronics		326,659
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	131,000	177,809
Food Products – 0.9%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	369,187
Ingredion, Inc., 6.63%, 04/15/37	100,000	129,864
Kellogg Co., Series B, 7.45%, 04/01/31	150,000	202,688
Kraft Heinz Foods Co., 5.20%, 07/15/45	150,000	165,302
Kroger Co. (The), 6.90%, 04/15/38	150,000	192,168
Tyson Foods, Inc., 5.15%, 08/15/44	150,000	175,540
Total Food Products		1,234,749
Healthcare - Products – 0.1%
Becton Dickinson and Co., 4.69%, 12/15/44	150,000	164,416
Healthcare - Services – 1.5%
AHS Hospital Corp., 5.02%, 07/01/45	300,000	360,838
Dignity Health, 5.27%, 11/01/64	300,000	321,538
Humana, Inc., 8.15%, 06/15/38	100,000	149,638
Laboratory Corp. of America Holdings, 4.70%, 02/01/45	300,000	328,104
Northwell Healthcare, Inc., 6.15%, 11/01/43	150,000	194,565
Ochsner Clinic Foundation, 5.90%, 05/15/45	300,000	393,145
Quest Diagnostics, Inc., 4.70%, 03/30/45	300,000	321,821
Total Healthcare - Services		2,069,649
Home Furnishings – 0.1%
Whirlpool Corp., 5.15%, 03/01/43	150,000	170,191
Hotels, Restaurants & Leisure – 0.2%
Marriott International, Inc., 4.50%, 10/01/34	300,000	321,280
Insurance – 1.2%
American International Group, Inc., 6.82%, 11/15/37	150,000	199,385
Aon Corp., 6.25%, 09/30/40	150,000	195,990
Assurant, Inc., 6.75%, 02/15/34	150,000	188,138
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	150,000	197,034
Hartford Financial Services Group, Inc. (The), 6.63%, 04/15/42	150,000	202,384
Loews Corp., 6.00%, 02/01/35	125,000	156,760
MetLife, Inc., 4.13%, 08/13/42	150,000	158,451
Protective Life Corp., 8.45%, 10/15/39	125,000	189,699
Prudential Financial, Inc., 6.63%, 12/01/37	125,000	175,284
Total Insurance		1,663,125

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Internet – 0.4%
Amazon.com, Inc., 4.80%, 12/05/34	$150,000	$176,066
eBay, Inc., 4.00%, 07/15/42	100,000	93,220
VeriSign, Inc., 4.63%, 05/01/23	300,000	309,375
Total Internet		578,661
Media – 1.4%
21st Century Fox America, Inc., 5.40%, 10/01/43	150,000	185,371
CBS Corp., 4.90%, 08/15/44	300,000	315,789
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	352,215
Discovery Communications LLC, 4.88%, 04/01/43	300,000	298,140
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	187,613
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	109,250
Viacom, Inc., 3.88%, 04/01/24	186,000	186,061
Viacom, Inc., 5.85%, 09/01/43	300,000	310,912
Total Media		1,945,351
Mining – 0.3%
Arconic, Inc., 6.75%, 01/15/28	150,000	177,469
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	208,128
Total Mining		385,597
Miscellaneous Manufacturing – 0.5%
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 06/15/43	300,000	382,413
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	301,500
Total Miscellaneous Manufacturing		683,913
Office & Business Equipment – 0.1%
Xerox Corp., 6.75%, 12/15/39	150,000	158,858
Oil & Gas Services – 0.3%
Cameron International Corp., 5.13%, 12/15/43	300,000	352,809
Oil, Gas & Consumable Fuels – 1.7%
Apache Corp., 6.00%, 01/15/37	300,000	356,427
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	180,610
Continental Resources, Inc., 3.80%, 06/01/24	150,000	148,687
Devon Energy Corp., 5.60%, 07/15/41	300,000	355,141
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	193,791
Enterprise Products Operating LLC, 5.10%, 02/15/45	300,000	343,960
Kinder Morgan, Inc., 4.30%, 06/01/25	150,000	156,603
Phillips 66, 4.88%, 11/15/44	300,000	347,151
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	150,000	131,625
Southwestern Energy Co., 4.95%, 01/23/25	150,000	156,934
Total Oil, Gas & Consumable Fuels		2,370,929
Pharmaceuticals – 0.9%
Allergan Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	162,544
Baxalta, Inc., 5.25%, 06/23/45	300,000	350,388
See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cardinal Health, Inc., 4.90%, 09/15/45	$150,000	$161,766
Express Scripts Holding Co., 6.13%, 11/15/41	150,000	184,261
McKesson Corp., 6.00%, 03/01/41	150,000	184,348
Zoetis, Inc., 4.70%, 02/01/43	150,000	168,016
Total Pharmaceuticals		1,211,323
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	300,000	326,194
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	150,000	155,919
Welltower, Inc., 6.50%, 03/15/41	150,000	198,313
Total Real Estate Investment Trusts (REITs)		354,232
Retail – 1.4%
Darden Restaurants, Inc., 6.80%, 10/15/37	300,000	399,689
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	158,242
Nordstrom, Inc., 6.95%, 03/15/28	110,000	124,934
QVC, Inc., 4.45%, 02/15/25	300,000	307,312
Tapestry, Inc., 4.25%, 04/01/25	300,000	308,148
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	300,000	313,146
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	290,813
Total Retail		1,902,284
Semiconductors – 0.6%
Applied Materials, Inc., 5.85%, 06/15/41	150,000	199,797
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	350,759
QUALCOMM, Inc., 4.80%, 05/20/45	300,000	323,654
Total Semiconductors		874,210
Technology Hardware, Storage & Peripherals – 0.3%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	324,477
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	150,000	144,362
Total Technology Hardware, Storage & Peripherals		468,839
Telecommunications – 0.7%
America Movil SAB de CV (Mexico), 6.38%, 03/01/35	125,000	159,453
AT&T, Inc., 6.38%, 03/01/41	145,000	170,860
AT&T, Inc., 4.35%, 06/15/45	150,000	138,730
Rogers Communications, Inc. (Canada), 7.50%, 08/15/38	125,000	180,131
Verizon Communications, Inc., 5.01%, 08/21/54	300,000	306,715
Total Telecommunications		955,889
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	300,000	316,351
Mattel, Inc., 5.45%, 11/01/41	150,000	124,875
Total Toys, Games & Hobbies		441,226

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Transportation – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	$150,000	$196,884
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	147,535
Total Transportation		344,419
Total Corporate Bonds (Cost $22,612,662)		25,092,975
MORTGAGE BACKED SECURITIES (MBS) – 3.4% (2.6% of Total Investments)
Commercial MBS – 3.4%
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/12/46, 4.42%(b)(c)(d)	275,000	256,562
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/17/45, 4.57%(b)(c)(d)	420,000	351,004
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/12/47, 4.65%(c)(d)	240,000	246,289
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/12/46, 4.09%(b)(c)(d)	300,000	276,682
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/17/45, 4.09%(c)(d)	250,000	222,574
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/17/47, 4.37%(b)(c)(d)	400,000	375,849
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/17/47, 4.57%(c)(d)	250,000	251,524
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/18/43, 5.66%(b)(c)(d)	140,000	143,280
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/17/46, 5.41%(b)(c)(d)	400,000	401,231
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/16/45, 5.21%(b)(c)(d)	400,000	390,335
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/17/45, 4.65%(b)(c)(d)	100,000	93,693
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/16/46, 4.25%(b)(c)(d)	250,000	228,433
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/17/46, 4.37%(b)(c)(d)	250,000	194,264
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/17/45, 4.76%(b)(c)(d)	105,000	97,156
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(c)(d)	375,000	368,102
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/17/45, 4.27%(b)(c)(d)	200,000	182,722
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/17/45, 4.45%(b)(c)(d)	140,000	124,756
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 3.99%(b)(c)(d)	400,000	355,448
See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (continued)December 31, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (MBS) (continued)
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/17/46, 5.12%(b)(c)(d)	$300,000	$288,415
Total Mortgage Backed Securities (MBS) (Cost $5,127,246)		4,848,319
MUNICIPAL BONDS – 1.0% (0.8% of Total Investments)
City of Fresno CA Water System Revenue, 6.75%, 06/01/40	200,000	269,660
City of Pompano Beach FL, 5.58%, 01/03/40	285,000	305,415
Health Care Authority For Baptist Health (The), 5.50%, 11/16/43	300,000	345,930
Hillsborough County Aviation Authority, 5.25%, 10/01/41	145,000	154,396
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	200,000	224,810
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	165,238
Total Municipal Bonds (Cost $1,336,350)		1,465,449
	Shares
MONEY MARKET FUND – 0.3% (0.2% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 1.19%(e) (Cost $443,783)	443,783	443,783
Total Investments – 134.9% (Cost $185,561,970)		190,327,257
Line of Credit Payable – (35.4)%		(50,000,000)
Other Assets in Excess of Liabilities – 0.5%		788,414
Net Assets – 100.0%		$141,115,671

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LP - Limited Partnership
PLC - Public Limited Company
‡
Securities are U.S. securities, unless otherwise noted below.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $4,271,819 which represents approximately 3.0% of net assets as of December 31, 2017. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(d)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(e)
Rate shown reflects the 7-day yield as of December 31, 2017.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   13

Eagle Growth and Income Opportunities Fund
Schedule of Investments‡ (concluded)December 31, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.1%
Aerospace & Defense	0.2
Agriculture	6.2
Auto Parts & Equipment	0.2
Automobiles	2.7
Banks	21.0
Beverages	0.2
Biotechnology	0.5
Capital Markets	5.0
Chemicals	2.2
Commercial MBS	3.4
Commercial Services	0.5
Communications Equipment	3.1
Consumer Finance	1.1
Debt Funds	11.7
Diversified Financial Services	0.1
Electric Utilities	5.9
Electronics	0.2
Environmental Control	0.1
Food Products	0.9
Healthcare - Products	0.1
Healthcare - Services	1.5
Home Furnishings	0.1
Hotels, Restaurants & Leisure	0.2
Household Durables	2.3
Industrial Conglomerates	2.2
Insurance	3.3
Internet	0.4
Media	5.7
Mining	0.3
Miscellaneous Manufacturing	0.5
Money Market Fund	0.3
Multi-Utilities	4.4
Municipal Bonds	1.0
Office & Business Equipment	0.1
Oil & Gas Services	0.3
Oil, Gas & Consumable Fuels	12.3
Pharmaceuticals	5.4
Real Estate	0.2
Real Estate Investment Trusts (REITs)	12.4
Retail	1.4
Semiconductors	0.6
Technology Hardware, Storage & Peripherals	3.1
Telecommunications	9.3
Toys, Games & Hobbies	0.3
Transportation	0.2
Transportation Infrastructure	1.7
Total Investments	134.9
Line of Credit Payable	(35.4)
Other Assets in Excess of Liabilities	0.5
Net Assets	100.0%

See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	December 31, 2017
ASSETS:
Investments, at value (cost $185,561,970)	$190,327,257
Cash	111,709
Dividends receivable	652,475
Interest receivable	332,925
Tax reclaims receivable	46,737
Prepaid and other expenses	29,399
Total Assets	191,500,502
LIABILITIES:
Borrowings (Note 4)	50,000,000
Advisory fee payable (Note 5)	169,888
Interest payable (Note 4)	53,914
Sub-advisory fee payable (Note 5)	18,750
Investor support services fee payable (Note 5)	16,180
Compliance fee payable (Note 5)	2,297
Other accrued expenses	123,802
Total Liabilities	50,384,831
NET ASSETS	$141,115,671
NET ASSETS CONSIST OF:
Paid-in capital	$136,052,235
Overdistributed net investment income	(80,026)
Accumulated net realized gain on investments, written call options and foreign currency	377,979
Net unrealized appreciation on investments and foreign currency	4,765,483
NET ASSETS	$141,115,671
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$19.65

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   15

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Year Ended December 31, 2017
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $67,520)	$7,334,060
Interest income	1,515,130
Total Income	8,849,190
EXPENSES:
Advisory fees (Note 5)	1,945,231
Interest expense (Note 4)	943,986
Professional fees	266,699
Sub-advisory fees (Note 5)	225,000
Investor support services fees (Note 5)	185,260
Trustees fees (Note 5)	133,162
Administration fees	115,160
Printing and postage	40,007
Insurance fees	35,828
Compliance fees (Note 5)	27,839
Custody fees	25,000
NYSE Listing fees	23,750
Transfer agent fees	18,720
Other expenses	53,166
Total Expenses	4,038,808
Net Investment Income	4,810,382
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments	2,944,129
Net realized loss on written call and put options	(117,832)
Net realized gain on foreign currency	756
Total net realized gain	2,827,053
Net change in unrealized appreciation on investments	4,328,767
Net change in unrealized depreciation on written call and put options	(61,923)
Net change in unrealized appreciation on foreign currency	134
Total net change in unrealized gain	4,266,978
Net realized and change in unrealized gain on investments, written call options and foreign currency	7,094,031
Net Increase in Net Assets Resulting From Operations	$11,904,413

See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$4,810,382	$4,934,139
Net realized gain on investments, written call and put options and foreign currency	2,827,053	1,739,174
Net change in unrealized appreciation on investments, written call and put options and foreign currency	4,266,978	9,989,106
Net increase in net assets resulting from operations	11,904,413	16,662,419
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,778,746)	(7,238,213)
Net realized gains	(229,788)	—
Return of capital	—	(840,271)
Total distributions to shareholders	(7,008,534)	(8,078,484)
Net increase in net assets	4,895,879	8,583,935
NET ASSETS:
Beginning of year	136,219,792	127,635,857
End of year	$141,115,671	$136,219,792
(Overdistributed)/undistributed net investment income included in net assets at end of year	$(80,026)	$—

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   17

Eagle Growth and Income Opportunities Fund Statement of Cash Flows	For the Year Ended December 31, 2017
Cash Flows From Operating Activities:
Net increase in net assets from operations	$11,904,413
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(22,862,767)
Proceeds from sales of long-term investments	20,752,810
Net increase in short-term investments	(443,783)
Written call and put options premium received	596,833
Written call and put options premium paid	(855,789)
Net change in unrealized appreciation on investments and written call and put options	(4,266,844)
Net accretion/amortization of premium or discount	25,001
Net realized gain on investments and written call and put options	(2,826,297)
Decrease in receivable for investments sold	18,694
Decrease in dividend receivable	80,858
Decrease in interest receivable	4,698
Increase in tax reclaim receivable	(46,737)
Decrease in prepaid expenses	36,307
Increase in advisory fee payable	9,514
Increase in investor support services fee payable	907
Increase in interest payable	53,914
Increase in compliance fee payable	2,297
Decrease in other accrued expenses	(67,651)
Net cash provided by operating activities	2,116,378
Cash Flows from Financing Activities:
Proceeds from borrowings	5,000,000
Distributions paid	(7,008,534)
Net cash used by financing activities	(2,008,534)
Net increase in cash	107,844
Cash, beginning of year	3,865
Cash, end of year	$111,709
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$933,293
In-kind purchases	$152,216
In-kind sales	$205,033
See accompanying Notes to Financial Statements.
18   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund Financial Highlights	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call and put options and foreign currency	0.99	1.64	(1.09)
Total gain (loss) from investment operations	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.95)	(1.01)	(0.55)
Realized gains	(0.03)	—	—
Return of capital	—	(0.12)	—
Total distributions to shareholders	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$19.65	$18.97	$17.77
Market price per share, end of period	$16.59	$16.22	$15.16
Total return:(2)
Net asset value	8.88%	13.32%	(3.93)%
Market value	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$141,116	$136,220	$127,636
Ratio of expenses, to average net assets	2.89%	2.68%	2.62%(3)
Ratio of net investment income, to average net assets	3.44%	3.66%	3.55%(3)
Portfolio turnover rate	11%	19%	22%
Borrowings:
Aggregate principal amount, end of year (000s)	$50,000	$45,000	$45,000
Average borrowings outstanding during the year (000s)	$45,425	$45,000	$44,683
Asset coverage, end of year per $1,000 of debt(4)	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   19

Eagle Growth and Income Opportunities Fund
Notes to Financial StatementsDecember 31, 2017

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
On November 10, 2017, the Fund announced certain changes to the Fund’s investment strategy approved by the Board of Trustees. The maximum portion of the Fund’s portfolio that may be invested in equity securities, which may include common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds (“ETFs”) that do not primarily invest in debt instruments, master limited partnerships and real estate investment trusts (“REITs”), was increased from 75% to 85% of its Managed Assets. The minimum portion of the Fund’s portfolio that may be invested in debt securities, which may include below investment grade securities, notes, bonds, convertible bonds, bank loans, mortgage-backed securities, ETFs that primarily invest in debt instruments and other types of debt instruments, was decreased from 25% to 15% of its Managed Assets. Additionally, the maximum portion of the Fund’s portfolio that may be invested in preferred equity securities was increased from 25% to 40% of its Managed Assets. The amount of leverage the Fund may use for investment purposes was increased from 25% to 33 1∕3%, the maximum permitted by the 1940 Act.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser (“Sub-advisor”) for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities. FWCA has also engaged Recon Capital Partners, LLC (“Recon Capital”) to serve as a sub-adviser for the Fund, responsible for the management of the Fund’s options strategy. Recon Capital’s sub-advisory services were terminated effective December 31, 2017.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current
20   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, the mean of the last bid and asked prices.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2017:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$97,213,262	$—	$—	$97,213,262
Preferred Stocks
Banks	15,062,600	6,844,070	—	21,906,670
Capital Markets	6,489,600	525,200	—	7,014,800
Consumer Finance	1,609,200	—	—	1,609,200
Electric Utilities	539,800	—	—	539,800
Insurance	2,938,100	—	—	2,938,100
Real Estate Investment Trusts (REITs)	2,002,000	—	—	2,002,000
Corporate Bonds*	—	25,092,975	—	25,092,975
Exchange-Traded Funds*	16,426,492	—	—	16,426,492
Master Limited Partnerships*	8,826,407	—	—	8,826,407
Mortgage Backed Securities*	—	4,848,319	—	4,848,319
Municipal Bonds*	—	1,465,449	—	1,465,449
Money Market Fund	—	443,783	—	443,783
Total Investments	$151,107,461	$39,219,796	$—	$190,327,257

*
Please refer to the Schedule of Investments for breakdown of valuations by industry.

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. Preferred Stocks valued at $1,729,600 were transferred from Level 1 to Level 2 and $1,093,200 were transferred from Level 2 to Level 1 during the year ended December 31, 2017, due to changes in trading volume of the securities. The Fund held no Level 3 securities during the year ended December 31, 2017.
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s cash balance may exceed Insurance limits at times, the risk of loss is remote.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
22   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2017, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. During the year ended December 31, 2017, the Fund engaged in written option activity on indexes and individual stocks and purchased option activity on individual stocks.
Options
The Fund may write call options on broad-based indices of securities and sectors of securities. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).
The Fund may also write and purchase put options on individual stocks. A put option gives the holder of the option, in return for a premium, the right, but not the obligation, to sell a stock at a specified price (the strike) on or before a certain date in the future (the expiration date).
The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

3. FINANCIAL DERIVATIVE INSTRUMENTS (continued)

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of  “Options purchased, at value” on the Statement of Assets and Liabilities. The changes in values of options purchased during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. When a purchased option expires or the Fund enters into a closing purchase transaction, the difference between the net premium paid and any amount received on executing a closing sale transaction, less commission, is recognized as a component of  “Net realized gain (loss) on investments” on the Statement of Operations.
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) received is recorded as a liability in “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as a component of  “Net change in unrealized appreciation (depreciation) on written call and put options” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of  “Net realized gain (loss) on written call and put options” on the Statement of Operations. The Fund, as writer of options, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of December 31, 2017, the Fund held no written call or put options.
There are no master netting or similar arrangements in place for the written options contracts.
The average monthly volume of options purchased and options written during the current fiscal period, was as follows:
Average notional amount of outstanding put options purchased*	$324,631
Average notional amount of outstanding put options written*	$(482,708)
Average notional amount of outstanding call options written*	$(7,757,164)

*
The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal month within the current fiscal period.

24   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
The following table presents the amount of net realized loss and change in net unrealized depreciation recognized on options purchased and options written on the Statement on Operations during the current fiscal period, and the primary underlying risk exposure:
Derivative instrument	Underlying risk exposure	Net realized loss		Change in net unrealized depreciation
		Amount	Location on Statement of Operations	Amount	Location on Statement of Operations
Options Written	Equity Price	$(117,832)	Net realized loss on written call and put options	$(61,923)	Net change in unrealized depreciation on written call and put options
Options Purchased	Equity Price	(34,273)	Net realized gain on investments	—	—
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
On July 21, 2017 and December 5, 2017, the Fund amended its existing $50.0 million credit agreement with Societe Generale, New York Branch (the “Credit Facility”), extending the facility’s expiration date to July 21, 2020 and increasing the facility size to $60.0 million (collectively the “Amended Credit Faciilty”), respectively. The amendments also modified the interest rate. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing. Further, under the Fund’s prospectus, the Fund is permitted to obtain leverage in an amount up to 25% of the Fund’s Managed Assets at the time of borrowing; however, on November 10, 2017, the Fund announced that the Board of Trustees approved the Fund to obtain leverage in an amount up to 33 1∕3% of the Fund’s Managed Assets at the time of borrowing, consistent with the limit under the 1940 Act. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral.
Through July 20, 2017, the Credit Facility bore an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for three months plus 0.80% per annum and is payable monthly.
Beginning July 21, 2017, the Amended Credit Facility bears an unused commitment fee, which did not change. However, the per annum rate of interest for borrowings under the Amended Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

4. BORROWINGS (concluded)
At December 31, 2017, the Fund had borrowings outstanding of  $50,000,000 at an interest rate of 2.52%. For the year ended December 31, 2017, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility and the Amended Credit Facility. For the year ended December 31, 2017, the average borrowings and average interest rate under the Credit Facility and the Amended Credit Facility were $45,424,658 and 2.04%, respectively. As of December 31, 2017, the Fund’s effective leverage represented 26.2% of the Fund’s Managed Assets. Due to the short term nature of the Amended Credit Facility, face value approximates fair value at December 31, 2017.
Under the Credit Facility and the Amended Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility and Amended Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and Amended Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
26   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
Recon Capital is also a Sub-adviser for the Fund. Recon Capital is responsible for the management of the Fund’s option strategy, subject to the authority of the Advisor and the Board. The Advisor monitors Recon Capital’s management of the Fund’s option strategy in accordance with the investment objectives and related policies of the Fund, reviews Recon Capital’s performance and reports periodically on such performance to the Board. The Fund pays Recon Capital a fee of $225,000 annually for its services. The Advisor terminated the sub-advisory agreement with Recon Capital effective December 31, 2017.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing going contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2017, purchases and sales of investments, other than short-term securities, were $22,862,767 and $20,752,810, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2017:
Shares of common stock, beginning of year	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,180,875

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   27

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2017

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2017 the Fund did not incur any income tax interest or penalties. As of December 31, 2017, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2017 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications decreased accumulated net realized gain on investments, written options and foreign currency by $1,914,004, decreased overdistributed net investments income by $1,888,338 and increased paid-in capital by $25,666.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2016 and 2017 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2016	$7,036,226	$840,271	$201,987
2017	$5,852,658	$—	$1,155,876

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2017, the Fund had no capital loss carry forwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
28   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (concluded)December 31, 2017

8. INCOME TAX INFORMATION (concluded)
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund did not have post October losses.
At December 31, 2017 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated Net Realized Gain on Investments	Net Unrealized Appreciation on Investments
$ —	$398,553	$4,664,883
At December 31, 2017, the cost basis of portfolio securities for federal income tax purposes is $185,662,570. Gross unrealized appreciation is $13,806,017, gross unrealized depreciation is $(9,141,330) and net unrealized appreciation is $4,664,687. The difference between book and tax basis cost of investments and net unrealized appreciation are primarily attributable to partnership and trust preferred securities adjustments.
9. SHAREHOLDER CONCENTRATION
As of December 31, 2017, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James Financial	19.2%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. NEW ACCOUNTING PRONOUNCEMENT
In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The amendments to Regulation S-X were applied to the Fund’s financial statements as of December 31, 2017; adoption had no effect on the Fund’s net assets or results of operations.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2018, the Fund borrowed an additional $8 million on its Amended Credit Facility, bringing the total borrowings outstanding to $58,000,000.
On January 31, 2018, the Fund paid a regularly scheduled dividend in the amount of $0.073 per share to shareholders of record on January 19, 2018.
The Fund declared a regularly scheduled distribution in the amount of $0.073 per share payable on February 28, 2018 to shareholders of record as of February 16, 2018.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   29

Eagle Growth and Income Opportunities Fund
Report of Independent Registered Public Accounting Firm December 31, 2017

To the Shareholders and the Board of Trustees
of Eagle Growth and Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Eagle Growth and Income Opportunities Fund (the Fund) as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from June 19, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of one or more Four Wood Capital Advisors LLC investment companies since 2013.
Boston, Massachusetts
February 28, 2018
30   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)December 31, 2017

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   31

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2017

Dividend Reinvestment Plan (continued)

Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

32   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)December 31, 2017

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   33

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) December 31, 2017

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2017, are designated as “qualified dividend income”:
Fund	100%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2017, that qualify for the corporate dividend received deduction is set forth below:
Fund	81.26%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
34   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Eagle Growth and Income Opportunities Fund
Board of Trustees (unaudited) December 31, 2017

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer since: August 2013	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011).	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since August 2013	2	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Tremont Mortgage Trust; Trustee, Industrial Logistics Properties Trust; Director, Affiliates Insurance Company
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since March 2017	2	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017); Citi Holdings Division – Strategic Relationship Management and Business Head (2009 – 2013).	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	2	Self-employed, Burton-Consulting LLC, Principal (since 2013).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	2	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Academic Dean (2017 – Present); Associate Dean for Faculty Scholarship (2011 – 2013).	None

1.
Interested Trustee

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   35

Eagle Growth and Income Opportunities Fund
Fund Officers (unaudited) December 31, 2017

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011).
Jennifer Wilson Year of Birth: 1972 Treasurer and Principal Financial Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012).
Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012).
Jack P. Huntington Year of Birth: 1970 Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
Tracy Dotolo Year of Birth: 1976 Assistant Treasurer since: January 2018	Foreside Fund Officer Services, LLC, Principal Financial Officer (since 2015); JPMorgan Chase, Vice President of Fund Administration (2009 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
36   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Tracy Dotolo
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Recon Capital Partners, LLC‡
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

‡
Recon Capital’s sub-advisory agreement terminated as of December 31, 2017.

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2017   37

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,700 for 2017 and $31,100 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,250 for 2017 and $15,250 for 2016. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Eagle Growth and Income Opportunities Fund (“EGIF”). The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by an independent auditor (“Auditor”) for EGIF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to EGIF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

Audit Committee Pre-Approved Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be approved by the Registrant’s audit committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,250 for 2017 and $54,500 for 2016.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein, and Mr. Michael Perino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds

PROXY VOTING POLICIES AND PROCEDURES

Effective May 14, 2015

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
1

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.
2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
3

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);
4

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX A

Four Wood Capital Family of Funds

THL Credit Senior Loan Fund

Eagle Growth and Income Opportunities Fund

5

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James C. Camp, CFA—Managing Director, Portfolio Manager

Mr. Camp has 28 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining Eagle in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA—Portfolio Co-Manager

Mr. Blount has 33 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA—Portfolio Co-Manager & Senior Credit Analyst

Mr. Jackson has 18 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Ed Cowart, CFA—Portfolio Co-Manager

Mr. Cowart has 45 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA—Portfolio Co-Manager

Mr. Hvideberg has 20 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

All information provided is as of December 31, 2017.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James C. Camp	Registered Investment Companies:	1	$41 milllion	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	10,890	$7.2 Billion	0	0
David Blount	Registered Investment Companies:	1	$627 Million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4,270	$3.8 Billion	0	0
Joseph Jackson	Registered Investment Companies:	1	$41 Million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	10,890	$7.2 Billion	0	0
[Ed Cowart]	Registered Investment Companies:	1	$627 Million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4,270	$3.8 Billion	0	0
[Harald Hvideberg]	Registered Investment Companies:	1	$627 Million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4,270	$3.8 Billion	0	0

*	Information as of December 31, 2017

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of Eagle Growth and Income Opportunities Fund (the “Fund”). These conflicts could arise primarily from the involvement of Four Wood Capital Advisors LLC, Eagle Asset Management Inc. and Recon Capital Partners LLC (collectively, the “Advisers”) and their respective affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. The Advisers’ Affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Advisers’ Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of the Advisers serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Advisers and the Affiliates have implemented certain policies and procedures (e.g., information walls). For example, the Advisers and their Affiliates may come into possession of material non-public information with respect to companies in which the Advisers may be considering making an investment or companies that are advisory clients of the Advisers and their Affiliates. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Advisers has or has considered making an investment or which is otherwise an advisory client of the Advisers and their Affiliates may restrict or otherwise limit the ability of the Advisers to direct investments in such companies.

The Advisers and their Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, the Advisers may take positions on behalf of themselves and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, the Advisers may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of the Advisers’ Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, the Advisers may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between the Advisers (or their employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. The Advisers have instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Advisers’ fiduciary duties to the Fund and in accordance with applicable law. The Advisers seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Professional compensation at Eagle Asset for Investment Personnel is structured so that key professionals benefit from staying with Eagle Asset. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practive of Eagle Asset. The bonus is determined at the discretion of senior management of Eagle Asset, and is based on a qualitative analysis of several factors, including the profitability of Eagle Asset and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for Eagle Asset’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within Eagle Asset, those contributions may also be considered in the determination of bonus compensations.

(a)(4)	Disclosure of Securities Ownership

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*

James C. Camp	$100,000 - $500,000
David Blount	$10,000 - $50,000
Joseph Jackson	$0
Ed Cowart	$0
Harald Hvideberg	$0

*Information as of December 31, 2017.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/1/2018

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	3/1/2018

* Print the name and title of each signing officer under his or her signature.